Exhibit 10.1

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated February 23, 2011, is delivered by Progressive Medical Imaging of Bloomfield, LLC, a New Jersey limited liability company, East Bergen Imaging, LLC, a New Jersey limited liability company, Progressive X-Ray of Englewood, LLC, a New Jersey limited liability company, Progressive Medical Imaging of Hackensack, LLC, a New Jersey limited liability company, Imaging on Call, LLC, a New York limited liability company, Progressive X-Ray of Kearney, LLC, a New Jersey limited liability company, Progressive Medical Imaging of Union City, LLC, a New Jersey limited liability company, Advanced NA, LLC, a Delaware limited liability company, and Advanced Radiology, LLC, a Maryland limited liability company (each, a “Grantor” and collectively, the “Grantors”) pursuant to the Pledge and Security Agreement, dated as of April 6, 2010 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among RADNET MANAGEMENT, INC., the other Grantors named therein, and BARCLAYS BANK PLC, as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Each Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of such Grantor’s right, title and interest in, to and under all Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which such Grantor now has or hereafter acquires an interest and wherever the same may be located.  Each Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required to be provided pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

THIS PLEDGE SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ALL CLAIMS AND CONTROVERSIES ARISING OUT OF THE SUBJECT MATTER HEREOF WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PROVISIONS THAT WOULD RESULT IN THE APPLICATION OF ANY OTHER LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OF THE SECURITY INTEREST).

IN WITNESS WHEREOF, each Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of February 23, 2011.

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EAST BERGEN IMAGING, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF ENGLEWOOD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE X-RAY OF KEARNEY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF BLOOMFIELD, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF HACKENSACK, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

PROGRESSIVE MEDICAL IMAGING OF UNION CITY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

IMAGING ON CALL, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED NA, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

ADVANCED RADIOLOGY, LLC

By:	/S/ HOWARD G. BERGER. M.D.
Name:	Howard G. Berger, M.D.
Title:	President

SUPPLEMENT TO SCHEDULE 5.1
TO PLEDGE AND SECURITY AGREEMENT

GENERAL INFORMATION

(A)
Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business	Organization I.D.#
East Bergen Imaging, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600051377
Progressive X-Ray of Englewood, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600278269
Progressive X-Ray of Kearney, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0400267027
Progressive Medical Imaging of Bloomfield, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600229388
Progressive Medical Imaging of Hackensack, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600118487
Progressive Medical Imaging of Union City, LLC	Limited liability company	New Jersey	1510 Cotner Ave. Los Angeles, CA 90025	0600101893
Imaging on Call, LLC	Limited liability company	New York	1510 Cotner Ave. Los Angeles, CA 90025	02012900
Advanced NA, LLC	Limited liability company	Delaware	1510 Cotner Ave. Los Angeles, CA 90025	3722633
Advanced Radiology, LLC	Limited liability company	Maryland	1510 Cotner Ave. Los Angeles, CA 90025	W03963170

(B)	Other Names (including any Trade Name or Fictitious Business Name) under which each Grantor currently conducts business:

Full Legal Name	Trade Name or Fictitious Business Name
East Bergen Imaging, LLC	401 Medical Imaging
Progressive Medical Imaging of Hackensack, LLC	Progressive Open MRI
Progressive Medical Imaging of Union City, LLC	Progressive Medical Imaging at the Kennedy Center West New York Mobile Ultrasound Secaucus Mobile Ultrasound

(C)
Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past five (5) years:

Grantor	Date of Change	Description of Change
East Bergen Imaging, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive X-Ray of Englewood, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive X-Ray of Kearney, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive Medical Imaging of Bloomfield, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive Medical Imaging of Hackensack, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Progressive Medical Imaging of Union City, LLC	9/7/10	Changed address of Chief Executive Office from 401 Sylvan Ave., Englewood Cliffs, NJ 07362 to 1510 Cotner Ave., Los Angeles, CA 90025
Imaging on Call, LLC	12/22/10	Changed address of Chief Executive Office from 695 Dutchess Turnpike, Poughkeepsie, NY 12603 to 1510 Cotner Ave., Los Angeles, CA 90025
Advanced NA, LLC	11/15/06	Changed address of Chief Executive Office from 7253 Ambassador Rd, Baltimore, MD 21244 to 1510 Cotner Ave., Los Angeles, CA 90025
Advanced Radiology, LLC	11/15/06	Changed address of Chief Executive Office from 7253 Ambassador Rd, Baltimore, MD 21244 to 1510 Cotner Ave., Los Angeles, CA 90025

(D)     Secured indebtedness agreements pursuant to which any Grantor is bound as debtor within past five (5) years:

N/A

SUPPLEMENT TO SCHEDULE 5.2
TO PLEDGE AND SECURITY AGREEMENT

COLLATERAL IDENTIFICATION

I.   INVESTMENT RELATED PROPERTY

(A)	Pledged Stock: None.

(B)	Pledged LLC Interests:
Grantor	Limited Liability Company	Certificated (Y/N)	Certificate No. (if any)	No. of Pledged Units	Percentage of Outstanding LLC Interests of the Limited Liability Company
New Jersey Imaging Partners, Inc.	East Bergen Imaging, LLC	N	N/A	N/A	100%
New Jersey Imaging Partners, Inc.	Progressive X-Ray of Englewood, LLC	N	N/A	N/A	100%
New Jersey Imaging Partners, Inc.	Progressive X-Ray of Kearney, LLC	N	N/A	N/A	100%
New Jersey Imaging Partners, Inc.	Progressive Medical Imaging of Bloomfield, LLC	N	N/A	N/A	100%
New Jersey Imaging Partners, Inc.	Progressive Medical Imaging of Hackensack, LLC	N	N/A	N/A	100%
New Jersey Imaging Partners, Inc.	Progressive Medical Imaging of Union City, LLC	N	N/A	N/A	100%
Radnet Management, Inc.	Imaging on Call, LLC	N	N/A	N/A	100%
Advanced Imaging Partners, Inc.	Advanced NA, LLC	N	N/A	N/A	100%
Advanced Imaging Partners, Inc.	Advanced Radiology, LLC	N	N/A	N/A	100%

(C)           Pledged Partnership Interests:  None.

(D)           Other Equity Interests not listed above:  None.

(E)           Pledged Debt:  None.

(F)           Securities Accounts:  None.

(G)           Deposit Accounts:  None.

(H)           Commodity Contracts and Commodity Accounts:  None.

II.  INTELLECTUAL PROPERTY

(A)	Copyrights: None.

(B)	Copyright Licenses: None.

(C)	Patents: None.

(D)	Patent Licenses: None.

(E)	Trademarks: None.

(F)	Trademark Licenses: None.

III. COMMERCIAL TORT CLAIMS

None.

IV. LETTER OF CREDIT RIGHTS

None.

V.  WAREHOUSEMAN, BAILEES AND OTHER THIRD PARTIES
IN POSSESSION OF COLLATERAL

None.

SUPPLEMENT TO SCHEDULE 5.4 TO
PLEDGE AND SECURITY AGREEMENT

Financing Statements:

Grantor	Filing Jurisdiction(s)
East Bergen Imaging, LLC	New Jersey
Progressive X-Ray of Englewood, LLC	New Jersey
Progressive X-Ray of Kearney, LLC	New Jersey
Progressive Medical Imaging of Bloomfield, LLC	New Jersey
Progressive Medical Imaging of Hackensack, LLC	New Jersey
Progressive Medical Imaging of Union City, LLC	New Jersey
Imaging on Call, LLC	New York
Advanced NA, LLC	Delaware
Advanced Radiology, LLC	Maryland